THIS DOCUMENT IS A COPY OF THE EXHIBIT 10.65 FOR THE 10Q FILED ON MAY 15, 1996, PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                                As of April 1, 1996


VIA FACSIMILE AND HAND DELIVERY

Crop Genetics International Corporation
10150 Old Columbia Pike
Columbia, Maryland 21046
Attn: Dr. Edwin C. Quattlebaum, President

biosys, inc.
c/o Crop Genetics International Corporation
10150 Old Columbia Pike
Columbia, Maryland 21046
Attn: Dr. Edwin C. Quattlebaum, President

           Re: $3,400,000.00 Maryland Industrial Development Financing Authority
               Taxable Economic Development Revenue Bond Facility (Crop Genetics International Corporation Facility)


Gentlemen:


     Crop Genetics International Corporation and biosys, inc. (collectively, the "OBLIGORS") have requested that The First National Bank of Maryland ("BANK") agree to extend the time period for the OBLIGORS to perform under and fully satisfy the terms and conditions of Section 8.2 (b) of that certain Second Modification Agreement, dated October 2, 1995 ("SECOND MODIFICATION AGREEMENT"), by and among the OBLIGORS, the Maryland Industrial Development Financing Authority ("MIDFA") and the BANK, Section 2 of that certain Letter Agreement, dated as of November 30, 1995, by and among the OBLIGORS, MIDFA and the BANK ("NOVEMBER 30 LETTER AGREEMENT"), Section 2 (a) of that certain Letter Agreement, dated as of December 5, 1995, by and among the OBLIGORS, MIDFA and the BANK ("DECEMBER 5 LETTER AGREEMENT"), Section 2 of that certain Letter Agreement, dated as of January 31, 1996, by and among the OBLIGORS, MIDFA and the BANK ("JANUARY 31 LETTER AGREEMENT"), and Section 2 of that certain LETTER AGREEMENT dated as of March 15, 1996, by and among the OBLIGORS, MIDFA and the BANK ("MARCH 15 LETTER AGREEMENT"). The BANK has now had an opportunity to review the request submitted by the OBLIGORS, and in connection therewith, is willing to agree as follows:

     1. Definitions. All defined terms set forth or used in the SECOND MODIFICATION AGREEMENT, the NOVEMBER 30 LETTER AGREEMENT, the DECEMBER 5 LETTER AGREEMENT, the JANUARY 31 LETTER AGREEMENT, that certain Letter Agreement, dated as of February 6, 1996, by and among the OBLIGORS, MIDFA and the BANK ("FEBRUARY 6 LETTER AGREEMENT"), and the MARCH 15 LETTER AGREEMENT, shall have the same meaning in the event that such defined terms are used in this Letter Agreement ("LETTER AGREEMENT"). The term "BOND DOCUMENT", as used herein, shall mean and include the BOND DOCUMENTS referenced in the SECOND MODIFICATION AGREEMENT , the NOVEMBER 30 LETTER AGREEMENT, the DECEMBER 5 LETTER AGREEMENT, the JANUARY 31 LETTER AGREEMENT, the FEBRUARY 9 LETTER AGREEMENT , the MARCH 15 LETTER AGREEMENT, this LETTER AGREEMENT, and all other documents evidencing, securing or otherwise documenting the above-referenced credit facility. The term "MIDFA INSURANCE AGREEMENT" as used herein, shall mean and include the MIDFA INSURANCE AGREEMENT referenced in the SECOND MODIFICATION AGREEMENT, as modified and extended pursuant to the terms and conditions of the NOVEMBER 30 LETTER AGREEMENT, the DECEMBER 5 LETTER AGREEMENT, the JANUARY 31 LETTER AGREEMENT, the FEBRUARY 6 LETTER AGREEMENT, the MARCH 15 LETTER AGREEMENT and this LETTER AGREEMENT.

     2. Extension of Deadline; No-Default. Subject to the terms and conditions set forth herein, and provided no EVENT OF DEFAULT exists under any of the BOND DOCUMENTS, and further provided that this LETTER AGREEMENT is executed and delivered by the parties. hereto on or before 5:00 p.m. on Friday, April 5, 1996, the BANK agrees that the time period for the OBLIGORS to perform under and fully satisfy the terms and conditions of Section 8 .2 (b) of the SECOND MODIFICATION AGREEMENT, Section 2 of the NOVEMBER 30 LETTER AGREEMENT, Section 2
(a) of the DECEMBER 5 LETTER AGREEMENT, Section 2 of the JANUARY 31 LETTER AGREEMENT and Section 2 of the MARCH 15 LETTER AGREEMENT shall be extended to and until the earlier of: (a) 5:00 p.m. on May 1. 1996; or (b) the date when Imperial Bank establishes and documents financial covenants for its outstanding loan to biosys, inc. Furthermore, the OBLIGORS shall not be considered in default under the BOND DOCUMENTS for having failed to satisfy the terms and conditions of Section 8.2 (b) of the SECOND MODIFICATION AGREEMENT, Section 2 of the NOVEMBER 30 LETTER AGREEMENT, Section 2 (a) of the DECEMBER 5 LETTER AGREEMENT, Section 2 of the JANUARY 31 LETTER AGREEMENT and Section 2 of the MARCH 15 LETTER AGREEMENT within the time periods prescribed therein.

     3. Consent and Approval of MIDFA; Acknowledgment of Liability; Other Agreements. MIDFA consents to and approves the terms and conditions of this LETTER AGREEMENT and acknowledges and agrees that the MIDFA INSURANCE AGREEMENT shall remain in place and in full force and effect, notwithstanding the BANK'S execution of this LETTER AGREEMENT and the various agreements of the BANK as set forth herein. MIDFA further acknowledges and agrees that as of the date of this LETTER AGREEMENT, MIDFA has received all notices that it was entitled to receive from the BANK under and pursuant to the MIDFA INSURANCE AGREEMENT, and that MIDFA does not have any defense to or set-off or counterclaim against its liability to the BANK under the MIDFA INSURANCE AGREEMENT. MIDFA also acknowledges and agrees that pursuant to the terms and conditions of the MIDFA INSURANCE AGREEMENT, MIDFA maximum liability to the BANK thereunder presently equals and shall hereafter equal the lesser of: (a) the total amount of the INDEBTEDNESS due and owing to the BANK under the BOND DOCUMENTS from time to time, or (b) $3,000,000.00. Except as specifically modified herein, all other terms, covenants and conditions set forth in the MIDFA INSURANCE AGREEMENT shall remain unchanged, in full force and effect and are hereby ratified and confirmed by MIDFA and the BANK in all respects.

     4. Other Terms and Conditions; No Novation. Other than the foregoing, all other terms, covenants and conditions set forth in the BOND DOCUMENTS shall remain unchanged, in full force and effect and are hereby ratified, acknowledged and confirmed by the OBLIGORS, MIDFA and the BANK in all respects, and the OBLIGORS shall hereafter strictly comply with all of the terms, covenants and conditions set forth in the BOND DOCUMENTS including, without limitation, the payment terms set forth therein. This LETTER AGREEMENT shall not cause a novation of any of the BOND DOCUMENTS, nor shall it extinguish, affect or impair the OBLIGORS' or MIDFA'S respective obligations to the BANK under the BOND DOCUMENTS. In addition, this LETTER AGREEMENT shall not release, affect or impair the priority of any security interests or liens held by the BANK against any assets of the OBLIGORS including, without limitation, the COLLATERAL.

     5. Governing Law. The performance and construction of this LETTER AGREEMENT and the other BOND DOCUMENTS S shall be governed by the laws of the State of Maryland.

     6. Amendment. This LETTER AGREEMENT may only be altered, modified or amended by a writing executed by all of the parties hereto.

     7. Time. Time is of the essence with respect to this LETTER AGREEMENT and the terms and conditions hereof.

     8. Tense Gender, Defined Terms, Captions, Effective Date, Execution in Counterparts and Via Facsimile: Miscellaneous. As used herein, the plural shall refer to and include the singular, and the singular the plural, and the use of any gender shall include and refer to any other gender. All defined terms are capitalized throughout this LETTER AGREEMENT. All captions are for the purpose of convenience only. This LETTER AGREEMENT shall be executed and delivered by the parties hereto on or before 5:00 p.m. on Friday, April 5. 1996, and the effective date of this LETTER AGREEMENT shall be Monday, April 1, 1996. This LETTER AGREEMENT may be executed and delivered in counterparts. Signed counterparts may be delivered via facsimile, with all copies delivered via facsimile to be deemed to have the same force and effect as if bearing original signatures. As is indicated in the BOND DOCUMENTS, all costs, expenses and attorneys' fees incurred or hereafter incurred by the BANK in connection with the transactions referenced herein or otherwise in connection with the BOND DOCUMENTS shall be the responsibility of the OBLIGORS and shall be paid for by the OBLIGORS to the BANK in accordance with the terms and conditions of Section 21 of the FIRST MODIFICATION AGREEMENT referenced in the SECOND MODIFICATION AGREEMENT.

     9. Waiver of Jury Trial. The OBLIGORS, MIDFA and the BANK agree that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by or against any of them, or any of their successors or assigns, on or with respect to this LETTER AGREEMENT, or any other BOND DOCUMENTS, or which in any way relates, directly or indirectly, to the respective obligations of any of the parties hereto under any of the BOND DOCUMENTS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE OBLIGORS, MIDFA AND THE BANK EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. The parties hereto acknowledge and agree that this provision is a material aspect of the agreement between the parties and that the BANK would not enter into this LETTER AGREEMENT if this provision, or any other provision of this LETTER AGREEMENT were not contained herein.

     If the terms and conditions set forth above are acceptable to the OBLIGORS, the OBLIGORS should execute this LETTER AGREEMENT in the spaces designated, should have their signatures appropriately attested to and notarized, should cause this LETTER AGREEMENT to be executed by MIDFA, and also cause MIDFA's signature to be appropriately attested to and notarized, and should return the fully executed AGREEMENT, without modification, to my attention, on or before 5:00 p.m. on Friday, April 5, 1996. After 5:00 p.m. on Friday, April 5, 1996, the offer of the BANK as set forth herein shall be withdrawn and of no further force or effect, unless before such time, this LETTER AGREEMENT has been executed by the OBLIGORS and MIDFA and returned to my attention as provided for above.

Very truly yours,

THE FIRST NATIONAL BANK OF MARYLAND,
a national banking association

By:  W. Blake Hampson  (SEAL)
      Vice President

AGREED AND CONSENTED TO:

WITNESS/ATTEST:                             OBLIGORS

                                            CROP GENETICS INTERNATIONAL
                                            CORPORATION,
                                            A Delaware Corporation

Sandra Soroka                               By:      Michael R. N. Thomas
                                            Title:   Chief Financial Officer
                                            Date:    April 4, 1996



WITNESS/ATTEST:                             BIOSYS, INC.,
                                            A Delaware Corporation

Sandra Soroka                               By:      Michael R. N. Thomas
                                            Title:   Chief Financial Officer
                                            Date:    April 4, 1996

STATE OF MARYLAND CITY/COUNTY OF ANNE ARUNDEL TO WIT:'

     I HEREBY CERTIFY, that on this 5th day of April, 1996, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared Michael R. N. Thomas, who acknowledged himself to be the Chief Financial Officer of BIOSYS, INC., a Delaware corporation, and who further acknowledged that he, as such Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of BIOSYS, INC., by himself as Chief Financial Officer.

      IN WITNESS MY Hand and Notarial Seal.
                                            Sandra Soroka   (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
June 24, 1998


STATE OF ________________CITY/COUNTY OF ________________TO WIT:'

     I HEREBY CERTIFY, that on this ______ day of __________, 1996, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared _____________, who acknowledged himself/herself to be the ________________of MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body politic and corporate, and who further acknowledged that he/she, as such ________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, by himself/herself as MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY.

     IN WITNESS MY Hand and Notarial Seal.
                                            ________________  (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
___________________

AGREED AND CONSENTED TO:

WITNESS/ATTEST:                     OBLIGORS

                                    CROP GENETICS INTERNATIONAL
                                    CORPORATION,
                                    A Delaware Corporation

Sandra Soroka                       By:   Edwin C. Quattlebaum
                                 Title:   President and Chief Executive Officer
                                  Date:   April 12, 1996



WITNESS/ATTEST:                     BIOSYS, INC.,
                                    A Delaware Corporation

Sandra Soroka                       By:   Edwin C. Quattlebaum
                                 Title:   President and Chief Executive Officer
                                  Date:   April 12, 1996

WITNESS/ATTEST.                             MIDFA:

                                            MARYLAND INDUSTRIAL DEVELOPMENT
                                            FINANCING AUTHORITY,
                                            A Body Politic and Corporate and
                                            a Public instrumentality of the
                                            State of Maryland

                                            By:                          (SEAL)
                                            Name:
                                            Title:

                                            Date:



                                                  ACKNOWLEDGMENTS

STATE OF MARYLAND CITY/COUNTY OF ANNE ARUNDEL TO WIT:'

     I HEREBY CERTIFY, that on this 12th day of April, 1996, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared Edwin Quattlebaum, who acknowledged himself to be the President of CROP GENETICS INTERNATIONAL CORPORATION, a Delaware corporation, and who further acknowledged that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of CROP GENETICS INTERNATIONAL CORPORATION, by himself as President.

         IN WITNESS MY Hand and Notarial Seal.
                                            Sandra Soroka   (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
June 24, 1998

STATE OF MARYLAND CITY/COUNTY OF ANNE ARUNDEL TO WIT:'

     I HEREBY CERTIFY, that on this 12th day of April, 1996, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared Edwin Quattlebaum, who acknowledged himself to be the President of CROP GENETICS INTERNATIONAL CORPORATION, a Delaware corporation, and who further acknowledged that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of CROP GENETICS INTERNATIONAL CORPORATION, by himself as President.

     IN WITNESS MY Hand and Notarial Seal.
                                            Sandra Soroka   (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
June 24, 1998


STATE OF ________________CITY/COUNTY OF ________________TO WIT:'

     I HEREBY CERTIFY, that on this ______ day of __________, 1996, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared _____________, who acknowledged himself/herself to be the ________________of MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body politic and corporate, and who further acknowledged that he/she, as such ________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, by himself/herself as MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY.

         IN WITNESS MY Hand and Notarial Seal.
                                            ________________  (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
___________________

WITNESS/ATTEST-.                            MIDFA:

                                            MARYLAND INDUSTRIAL DEVELOPMENT
                                            FINANCING AUTHORITY,
                                            A Body Politic and Corporate and a
                                            Public instrumentality of the State
                                            of Maryland

                                            By:        Stephen J. Lynch   (SEAL)
                                            Name:      Stephen J. Lynch
                                            Title:     Assistant Secretary of
                                                       Financing Programs

                                            Date:      April 4, 1996



                                 ACKNOWLEDGMENTS

STATE OF ________________ CITY/COUNTY OF ________________ TO WIT:

     I HEREBY CERTIFY, that on this ___ day of ______, 1996, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared ________________, who acknowledged himself to be the ________________ of CROP GENETICS INTERNATIONAL CORPORATION, a Delaware corporation, and who further acknowledged that he, as such ________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of CROP GENETICS INTERNATIONAL CORPORATION, by himself as President.

     IN WITNESS MY Hand and Notarial Seal.
                                            ________________ (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
____________________

STATE OF _______________ CITY/COUNTY OF _______________ TO WIT:'

     I HEREBY  CERTIFY,  that on this ___ day of _______,  1996,  before me, the
undersigned,   a  Notary  Public  of  the  jurisdiction  aforesaid,  personally
____________, who acknowledged himself to be the __________ of BIOSYS, Inc., a Delaware corporation, and who further acknowledged that he, as such President and Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of BIOSYS, Inc., by himself as President.

     IN WITNESS MY Hand and Notarial Seal.
                                            ________________ (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
____________________



STATE OF MARYLAND CITY/COUNTY OF BALTIMORE TO WIT:'

     I HEREBY CERTIFY, that on this 4th day of April, 1996, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared Stephen J. Lynch, who acknowledged himself/herself to be the Assistant Secretary of Financing Programs of the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body politic and corporate, and who further acknowledged that he/she, as such Assistant Secretary of Financing Programs, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, by himself/herself as Assistant Secretary of Financing Programs.

         IN WITNESS MY Hand and Notarial Seal.
                                            Jane B. Sibez  (SEAL)
                                            NOTARY PUBLIC
My Commission Expires:
November 1, 1980